                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 23, 2001


                                  ASHLAND INC.
             (Exact name of registrant as specified in its charter)


                                    Kentucky
                 (State or other jurisdiction of incorporation)

                1-2918                                      61-0122250
       (Commission File Number)                          (I.R.S. Employer
                                                        Identification No.)


   50 E. RiverCenter Boulevard, Covington, Kentucky         41012-0391
           (Address of principal executive offices)         (Zip Code)


           P.O. Box 391, Covington, Kentucky                41012-0391
                   (Mailing Address)                        (Zip Code)

    Registrant's telephone number, including area code (859) 815-3333
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    Item 5.  Other Events
    ------   ------------

         On April 23, 2001, Ashland Inc. reported its 2001 second quarter results, which are discussed in more detail in the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference in its entirety.

    Item 7.   Financial Statements and Exhibits
    ------    ---------------------------------

         (c)  Exhibits

              99.1    Press Release dated April 23, 2001.

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                                  SIGNATURES
                                  ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                           ASHLAND INC.
                                         -------------------------------------
                                                           (Registrant)



    Date:  April 25, 2001                          /s/ David L. Hausrath
                                         -------------------------------------
                                         Name:     David L. Hausrath
                                         Title:    Vice President and
                                                   General Counsel

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                                 EXHIBIT INDEX
                                 -------------

              99.1    Press Release dated April 23, 2001

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